                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement                  [_] Confidential, for Use of
                                                     the Commission Only (as
                                                     Permitted by Rule
                                                     14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         NOTIFY TECHNOLOGY CORPORATION
             ----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                          --Enter Company Name Here--
    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                         NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

   The 2000 Annual Meeting of the Shareholders of Notify Corporation (the "Company") will be held at the Residence Inn by Marriott, 1080 Stewart Drive, Sunnyvale, California, 94086 on February 23, 2000 at 2:00 p.m., to act on the following matters:

     (1) To elect five persons to the Company's Board of Directors;

     (2) To approve an amendment to the Company's Bylaws to change the range of directors that may serve on the Board of Directors from a range of three to five directors to a range of five to nine directors;

     (3) To ratify and approve a 500,000 share increase in the number of shares of Common Stock issuable under the Company's 1997 Stock Plan;

     (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

     (5) To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on January 7, 2000 are entitled to notice of and to vote at the Annual Meeting.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors
                                           of
                                          NOTIFY TECHNOLOGY CORPORATION

                                                      Gerald W. Rice
                                          By:__________________________________
                                                         Secretary

Dated: January 28, 2000

                         NOTIFY TECHNOLOGY CORPORATION

            PROXY STATEMENT FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on February 23, 2000 at 2:00 p.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Residence Inn by Marriott, 1080 Stewart Drive, Sunnyvale, California 94086. The Company's principal offices are located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

   These proxy solicitation materials were mailed on or about January 28, 2000 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

   Shareholders of record at the close of business on January 7, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. At the record date, 4,714,688 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two, Three and Four, and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

Voting and Solicitation

   Every shareholder is entitled to one vote per share. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

   The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

Quorum; Abstentions; Broker Non-votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or

"ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

   An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to a representative of the Company's transfer agent who will serve as inspector of elections.

Deadlines for Submission of Shareholder Proposals for 2001 Annual Meeting

   Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company's 2001 Annual Shareholder Meeting must submit such proposal to the Company by September 30, 2000 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a shareholder wishing to make a proposal at the 2001 Annual Shareholder Meeting must submit such a proposal to the Company prior to December 14, 2000.

Shareholder Nominations and Proposals

   The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. In all cases, to be timely, notice must be received by the Company not less than twenty (20) days prior to the meeting; provided, however, if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the tenth day following the day on which such notice was mailed or such public disclosure was made. In the notice, the shareholder must provide (a) as to each person, whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company's books, of such shareholder, (ii) the class and number of shares of the Company which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

   The Company's Bylaws also provide that beginning with the 2001 Annual Meeting of Shareholders, the Company can only conduct shareholder proposed business at the annual meeting if such shareholder has properly provided notice to the Company as to such business not less than forty five (45) days prior to the date on which the Company first mailed proxy materials for the prior year's annual meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees and Vote Required

   A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, four of whom are presently directors of the Company. Michael Smith, a current member of the Board of Directors, will not stand for reelection. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

   The names of the nominees, and certain information about them as of the record date, are set forth below.

                                                                                         Director
Name of Nominee          Age                          Position                            Since
---------------          ---                          --------                           --------
Paul F. DePond..........  46 President Chief Executive Officer and Chairman of the Board   1994
                              of Directors of the Company
Gaylan I. Larson........  59 Vice President of Operations of the Company and Director      1994
Michael Ballard.........  44 Director                                                      1996
Andrew Plevin...........  36 Director                                                      1998
David Brewer............  48 --                                                             --

   Paul F. DePond, founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President--Corporate Marketing of Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President, Marketing, of Alantec Corporation, a manufacturer of networking products.

   Gaylan I. Larson has served as Vice President of Operations and as a Director of the Company since August 1994. From January 1991 to August 1994, Mr. Larson was Chief Operating Officer of SportSense, Inc., a manufacturer of golf training equipment. Prior to SportSense, Mr. Larson served as General Manager of the Data Systems Division of Hewlett-Packard Company, a company with which he had an 18 year relationship.

   Michael Ballard has served as a director of the Company since January 1996. Since 1995, Mr. Ballard has been the Chief Executive Officer and Chairman of the Board of Directors of Savannah Chanel Vineyards, Inc. Mr. Ballard also sits on the Board of Directors of Telebit Corporation, a wholly-owned subsidiary of Cisco Systems, Inc. From October 1996 to November 1997, Mr. Ballard served as a product director of Cisco Systems. From May 1995 to October 1996, Mr. Ballard served as Executive Vice President--Marketing of Telebit Corporation. From June 1993 to September 1994, Mr. Ballard served as Chief of Operations of UUNet, Inc., an Internet service provider. From January 1986 to May 1993, Mr. Ballard served as Chief Executive Officer of Telebit Corporation.

   Andrew Plevin has served as a director of the Company since February 1998. Since November 1997, Mr. Plevin has been acting Chief Executive Officer and President of Core Software Technology, Inc. From August 1993 to November 1997, Mr. Plevin served as Vice President of D.H. Blair Investment Banking Corp. ("D.H. Blair"), a New York investment banking firm. Mr. Plevin was nominated for election to, and serves on the Board of Directors pursuant to a requirement contained in the underwriting agreement between the Company and D.H. Blair for the Company's initial public offering ("IPO"). The provision provides that D.H. Blair shall have the right to designate one director of the Company's Board of Directors for a period of five years from the closing date of the Company's IPO.

   David Brewer has, since January 1999, served as general manager for Aragon Ventures LLC, a private equity investment firm. From November 1999 to present, Mr. Brewer has served as Chief Executive Officer of Explore Holdings LLC, a private equity investment firm, and from July 1995 to present he has served as a managing member of Inktomi LLC, an internet research company. From September 1995 to December 1999, Mr. Brewer served as President, Chief Executive Officer and director of Explore Technologies, Inc., an educational toy manufacturer. From February 1996 to May 1996, Mr. Brewer served as President, Chief Executive Officer, Chief Financial Officer and director of Inktomi Corporation, an internet software developer. Mr. Brewer was nominated for election to the Board of Directors pursuant to a requirement contained in that certain securities purchase agreement between the Company and Mr. Brewer dated March 4, 1999.

Board Meetings and Committees

   The Board of Directors of the Company held a total of four meetings during fiscal 1999. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee, except for Mr. Smith, who attended one of the four meetings during fiscal 1999.

   The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee currently consists of Michael Ballard and Andrew Plevin and held two meeting during fiscal 1999. Mr. Smith was a member of the Audit Committee until September 8, 1999, when he was replaced by Mr. Plevin.

   The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1997 Stock Plan. This Committee, currently consisting of Michael Ballard and Paul DePond, held one meeting during fiscal 1999.

Compensation of Directors

   Members of the Company's Board of Directors do not receive compensation for their services as directors.

Vote Required

   If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY'S BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

                       AMENDMENT TO THE COMPANY'S BYLAWS

   The shareholders are being asked to approve an amendment of the Company's Bylaws to authorize a change in the range of directors that may serve on the Board of Directors at the meeting. The Company's Bylaws currently authorize a range of three to five directors to serve on the Board of Directors. By resolution of the Board of Directors, the exact number of directors has been set at five. The Company's Board of Directors has adopted, subject to shareholder approval, an amendment to the Bylaws that would change the range of directors that could serve on the Board of Directors to five to nine directors.

   If the proposal to amend the Bylaws is approved, Section 2 of Article III of the Company's Bylaws would be amended and restated in its entirety as follows:

     "Section 2. Number of Directors. The number of directors of the corporation shall be not less than five (5) nor more than nine (9). The exact number of directors shall be five (5) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the shareholders. The indefinite number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five
  (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two
  (2) times the stated minimum number of directors minus one (1).

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires."

Purpose of the Amendment

   The purpose of the Amendment to the Bylaws is to provide the Board of Directors with flexibility to select additional directors who might add valuable experience to the Board of Directors.

Vote Required; Recommendation of the Board of Directors

   Sections 211 and 152 of the California Law and Section 2 of Article III of the Company's Bylaws requires that a majority of the outstanding shares of Common Stock approve the amendment to the Bylaws. Since the required vote of the shareholders is based upon the number of outstanding shares of Common Stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the Special Meeting, including abstentions and "broker non-votes", will have the same effect as a vote against the approval of the amendment to the Bylaws.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE BYLAWS.

                                 PROPOSAL NO. 3

                    APPROVAL OF A 500,000 SHARE INCREASE IN
                   SHARES ISSUABLE UNDER THE 1997 STOCK PLAN

   At the Annual Meeting, the shareholders are being requested to consider and approve an amendment to the Company's 1997 Stock Plan, as amended (the "1997 Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

   The 1997 Plan was adopted by the Board of Directors in January 1997. A total of 200,000 shares of Common Stock was initially reserved for issuance under the 1997 Plan. In November 1999, the Board of Directors approved an increase of 500,000 shares issuable under the 1997 Plan, which, if approved by the shareholders, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 700,000 shares. As of January 7, 1999, options to purchase 179,184 shares of Common Stock were outstanding under the 1997 Plan and 11,764 shares remained available for future issuance under the 1997 Plan (without giving effect to the proposed increase in the proposed amendment). Options to purchase a total of 9,052 shares under the 1997 Plan had been exercised as of such date. The closing price of Common Stock on the Nasdaq SmallCap Market was $6.188 per share on such date. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

Purpose and Effect of Amendment

   The purpose of the proposed amendment to the 1997 Plan is to increase the number of shares available for issuance under the 1997 Plan. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders for a number of reasons. First, the Board of Directors believes that the Company's 1997 Plan is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company's employees with the interests of the Company's shareholders. Third, the increase in the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. Competition for qualified employees in the technology market is extremely intense, and, due to the rapid growth of many successful companies in this sector, such competition is increasing. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1997 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1997 PLAN.

                                 PROPOSAL NO. 4

                      RATIFICATION OF INDEPENDENT AUDITORS

   Subject to the ratification by the shareholders, the Board of Directors appointed Ernst & Young LLP, independent public auditors to serve for the fiscal year ending September 30, 2000.

   The Board of Directors recommends that the shareholders vote for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors to audit the financial statements for the Company for the year ending September 30, 2000. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to ratify Ernst & Young LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION
                         EXECUTIVE COMPENSATION TABLES

   The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 1999 (together the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                            Long-Term Compensation
                                                         -----------------------------
                                 Annual Compensation            Awards         Payouts
                              -------------------------- --------------------- -------
                                                         Restricted Securities
                                            Other Annual   Stock    Underlying  LTIP    All Other
   Name and Principal         Salary  Bonus Compensation  Award(s)   Options   Payouts Compensation
        Position         Year   ($)    ($)      ($)         ($)         (#)      ($)      ($)(1)
   ------------------    ---- ------- ----- ------------ ---------- ---------- ------- ------------
Paul F. DePond.......... 1999 166,531  --       --          --           --      --       7,116
 Chief Executive Officer 1998 132,739  --       --          --           --      --       7,950
                         1997 121,381  --       --          --           --      --       8,673
Gaylan Larson........... 1999 116,500  --       --          --           --      --       6,346
 Chief Operations
  Officer                1998 115,585  --       --          --           --      --       6,138
                         1997 112,446  --       --          --           --      --       7,518
Gerald W. Rice.......... 1999 116,207  --       --          --           --      --       8,401
 Chief Financial Officer 1998 105,759  --       --          --           --      --       6,562
                         1997  95,519  --       --          --        24,752     --       6,886

--------
(1) Represents payments of health insurance premiums on behalf of the Named Executive Officers.

   The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 1999 of options to purchase Common Stock of the Company:

                       Option Grants in Last Fiscal Year

                              Number of      % of Total
                             Securities       Options
                             Underlying       Granted     Exercise or
                           Options Granted  to Employees  Base Price  Expiration
Name                             (#)       in Fiscal Year   ($/Sh)       Date
----                       --------------- -------------- ----------- ----------
Paul F. DePond............       --             --            --         --
Gaylan I. Larson..........       --             --            --         --
Gerald W. Rice............       --             --            --         --

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                     Values

                                                           Number of                          Value of
                                                     Securities Underlying                   Unexercised
                                                 Unexercised Options at Fiscal          In-the-Money Options
                                                          Year End(#)                 at Fiscal Year End (1)($)
                                                 ----------------------------------   -------------------------
                             Shares      Value
                          Acquired on   Realized
Name                     Exercisable(#)    ($)    Exercisable        Unexercisable    Exercisable Unexercisable
----                     -------------- -------- ----------------   ---------------   ----------- -------------
Paul F. DePond..........      --          --                110,792               --   $576,230       $--
Gaylan Larson...........      --          --                    --                --   $    --        $--
Gerald W. Rice..........      --          --                 24,752               --   $ 65,766       $--

--------
(1) Market value of Company's Common Stock at September 30, 1999 of $7.656, minus the exercise price multiplied by the number of shares.

Employment Agreements and Change-in-control Arrangements

   In December 1996, the Company entered into an employment agreement with Paul DePond, the Company's President and Chief Executive Officer. The agreement provides for a base salary of $130,000, which increased to $150,000 thirteen months following the Company's initial public offering, and a $50,000 bonus contingent on the Company's attainment of certain performance milestones. In addition, if the Company is sold while Mr. DePond is employed by the Company, Mr. DePond will receive a bonus equal to 2% of the price at which the Company is sold.

   In the event that the Company terminates Mr. DePond without cause following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twenty-four (24) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of eighteen (18) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   In December 1996, the Company entered into employment agreements with Mr. Larson, the Company's Vice President of Operations and Mr. Rice, the Company's Chief Financial Officer. The agreements provide for base salaries of $115,000 and $105,000 for Messrs. Larson and Rice, respectively. Under the agreements, Messrs. Larson and Rice are eligible to receive annual bonuses based on an earnings target approved by the Company's board of directors.

   In the event that the Company terminates Messrs. Larson or Rice without cause following a change in control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Messrs. Larson or Rice without cause apart from a change of control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   The foregoing agreements define a "change in control" as (i) the acquisition of more than 30% of the voting securities of the Company by any person or group; (ii) a change in a majority of the Company's board of directors occurring within a two-year period; or (iii) the approval by the Company's shareholders of a transaction which would result in a transfer of more than 50% of the Company's voting power provided, however, that a public offering of the Company's common stock does not constitute a change of control. Messrs. DePond, Rice and Larson have also agreed that the acquisition of shares and warrants by David Brewer does not constitute a "change in control." The agreements define "cause" as an act of dishonesty in connection with employment; a conviction of a felony which will detrimentally affect the Company's reputation or business; willful and gross misconduct injurious to the Company; and continued and willful failure to perform duties. The agreements define "disability" as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of Common Stock of the Company as of January 7, 2000 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.

  Name and Address of Beneficial
               Owner                Shares Beneficially Owned(1) Percentage (1)
  ------------------------------    ---------------------------  -------------
David A. Brewer(2)(3)(4)...........          2,239,745               38.9%
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Paul F. DePond(5)..................            516,731               10.7
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
J. Morton Davis(6).................            288,704                5.9
 c/o D.H. Blair Investment Banking
  Corp.
 44 Wall Street
 New York, NY 10005
Gaylan I. Larson...................            198,019                4.2
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Andrew Plevin(7)...................            133,100                2.7
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Gerald W. Rice(8)..................             94,058                2.0
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Michael Ballard(9).................             71,905                1.5
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Michael Smith(10)..................             54,269                1.2
 c/o Notify Technology Corporation
 1054 S. De Anza Blvd., Suite 105
 San Jose, California 95129
Alan Stahler(11)...................             30,750                  *
 c/o D.H. Blair & Co., Inc.
 84 William Street
 New York, NY 10006
All directors and executive offi-
 cers as a group
 (7 persons).......................          3,307,827               54.8

--------
  * less than 1%
 (1) Applicable percentage of ownership is based on 4,714,668 shares of Common Stock outstanding as of January 7, 2000 together with applicable options or warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after January 7, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.
 (2) Includes 1,045,844 shares issuable upon exercise of currently exercisable warrants.
 (3) Includes 19,801 shares of Common Stock owned by Hanabusa Investments, Inc., of which Mr. Brewer is a shareholder.
 (4) Includes 12,500 shares of Common Stock and 13,000 shares issuable upon exercise of currently exercisable warrants owned by JBB Associates, of which Mr. Brewer is a shareholder.
 (5) Includes 110,792 shares issuable upon exercise of currently exercisable warrants.
 (6) Information provided herein is based solely on J. Morton Davis's Schedule 13G dated February 12, 1999. Mr. Davis claims sole voting power as to 72,000 shares. Mr. Davis may be deemed to beneficially own 288,704 shares as follows: (i) 36,000 shares and 36,000 shares underlying currently exercisable warrants owned directly by D.H. Blair Investment Banking Corp., of which Mr. Davis is the sole shareholder, and (ii) 108,352 shares and 108,352 shares underlying currently exercisable warrants owned by Mr. Davis's wife, Rosalind Davidowitz. Mr. Davis disclaimed beneficial ownership of all securities held by Mrs. Davidowitz pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, on the Schedule 13G dated February 12, 1999.
 (7) Includes 4,250 shares issuable upon exercise of currently exercisable warrants. Also includes (i) 64,000 shares issuable upon exercise of a currently exercisable option to purchase 64,000 of the Company's units, each of which consists of one share of Common Stock and one of the Company's Class A warrants, and (ii) 64,000 shares issuable upon exercise of the Class A warrants that underlie the option to purchase such units.
 (8) Includes 24,752 shares issuable upon exercise of currently exercisable warrants.
 (9) Includes 9,498 shares issuable upon exercise of currently exercisable warrants.
(10) Includes 3,264 shares issuable upon exercise of currently exercisable warrants.
(11) Information provided herein is based solely on a joint filing of Schedule 13G/A by Alan Stahler and D.H. Blair & Co., Inc. dated January 12, 2000. Includes 30,000 shares issuable upon exercise of currently exercisable warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company has an ongoing business relationship with COMAC, a literature and product fulfillment company previously owned by Michael Smith. Mr. Smith currently serves as the president of COMAC, a subsidiary of Pierce Leahy Corp. The Company uses COMAC, along with other fulfillment companies, on a project by project basis to facilitate the distribution of the Company's products to telephone company customers. The Company has no contractual obligation to use COMAC's services. During fiscal years ended September 30, 1998 and September 30, 1999, the Company paid to COMAC $61,000 and $3,911, respectively, in fees.

   From August 1993 to November 1997, Mr. Andrew Plevin, a member of the Company's Board of Directors, served as Vice President of D.H. Blair Investment Banking Corp. D.H. Blair Investment Banking Corp. served as placement agent for the Company's 1997 bridge financing and as underwriter for the Company's initial public offering. In connection with the 1997 bridge financing and the Company's initial public offering, D.H. Blair Investment Banking Corp. received approximately $1,150,000 in discounts, commission, and non-accountable expense allowances. In addition, D.H. Blair Investment Banking Corp. received an option to purchase 160,000 of the units offered in the Company's initial public offering, at $7.00 per unit, exercisable at any time, in whole or in part, during the two year period commencing August 28, 2000. Each unit offered in the Company's initial public offering consisted of a share of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $6.50 per share.

   In March 1999, The Company sold to David A. Brewer in a private placement 850,000 shares of Common Stock and warrants to purchase 1,334,444 shares of Common Stock for aggregate consideration of $3,060,000. The warrants consisted of four warrants to purchase 155,800 share of Common Stock at $3.60 per share and one warrant to purchase 721,244 shares of Common Stock at $3.60 per share. Mr. Brewer exercised two of the four warrants on October 11, 1999 and received 311,600 shares of Common Stock underlying such warrants for an aggregate exercise price of $1,121,760. Two of the four warrants will expire upon the earlier of March 31, 2001 or 30 days after the Company meets certain product sales or revenue milestones. The fifth warrant expires on March 3, 2003 and contains a net exercise provision. In connection with the sale of the Common Stock and warrants to Mr. Brewer, the Company agreed to issue additional warrants to Mr. Brewer if the Company sells shares of Common Stock in a capital raising transaction at price below $3.60 per share prior to the earlier of (i) March 3, 2002 or (ii) the Company calling its outstanding Class A warrants. In addition, the Company agreed to register for resale the Common Stock sold in the private placement and the Common Stock underlying the warrants at the request of Mr. Brewer which may be made at any time after June 3, 1999. The Company also agreed to seek shareholder approval to increase the size of our board of directors and to elect Mr. Brewer to the Company's board of directors.

   The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and the Company's officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 1999 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled except for one late report filed on behalf of Mr. Plevin, a director of the Company.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                          The Board of Directors

                                                      Gerald W. Rice
                                          By:__________________________________
                                                         Secretary

Dated: January 28, 2000

                                   APPENDIX A

                           SUMMARY OF 1997 STOCK PLAN

   The Company's 1997 Stock Plan, as amended (the "1997 Plan") was adopted by the Board of Directors in January 1997. Including the 500,000 shares reserved for issuance by the Board of Directors in November 1999, a total of 700,000 shares of Common Stock currently are reserved for issuance under the 1997 Plan (pending shareholder approval of a 500,000 share increase).

   General. The purposes of the 1997 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

   Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the "Administrator").

   Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

   Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 50,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

   Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination.

     (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death.

     (f) Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

   Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

   In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

   In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to the all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

   Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of Directors of the Company, whichever is earlier.

Federal Income Tax Consequences

   Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

   The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% shareholder of the Company.

   The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

          THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         NOTIFY TECHNOLOGY CORPORATION
                         -----------------------------
                         NOTIFY TECHNOLOGY CORPORATION
                 PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 23, 2000

        The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 28, 2000, and hereby appoints Paul F. Depond and Gerald W. Rice, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of Notify Technology Corporation to be held on February 23, 2000 at 2:00 p.m., local time, at the Residence Inn by Marriott, located at 1080 Stewart Drive, Sunnyvale, California 94086, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued and to be signed on reverse side)

              * Please Detach and Mail in the Envelope Provided.*
-------------------------------------------------------------------------------
[ X ] Please mark your
      votes as in this example.

The Board of Directors recommends a vote for all nominees and for proposals 2, 3 and 4.

                      FOR all nominees
                   listed at right (except
                      as marked to the
1. Election of         contrary below)         WITHHELD       Nominees:
   Directors               [_]                   [_]             Paul DePond
                                                                 Michael Ballard
                                                                 Gaylan Larson
                                                                 Andrew Plevin
----------------------------------------------                   David Brewer


2. To approve an amendment to the Company's Bylaws to change the range of directors that may serve on the Board of Directors from a range of three to five directors to a range of five to nine directors.

                      [_] FOR    [_] AGAINST    [_] ABSTAIN

3. To ratify and approve a 500,000 share increase in the number of shares of Common Stock issuable under the Company's 1997 Stock Plan.

                    [_] FOR    [_] AGAINST    [_] ABSTAIN

4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

                    [_] FOR    [_] AGAINST    [_] ABSTAIN

5. To transact such other business as may properly come before come before the meeting or any postponements or adjournments thereof.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN


Change of Address and/or Comments Mark Here.

------------------------------------------------------------------------------

------------------------------------------------------------------------------

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_______________________________________DATE___________________, 2000
                              SIGNATURE IF JOINTLY HELD

NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property both holders should sign.

-------------------------------------------------------------------------------